Exhibit 10.22
AGREEMENT

FOR THE ADHERENCE BY

Intelsat Ventures S.à r.l.
as a new Pledgor and as a new Company

INTELSAT ALLIANCE LP
as a new Pledgor

TO THE
LUXEMBOURG SHARES AND BENEFICIARY CERTIFICATES PLEDGE AGREEMENT
DATED 12 JANUARY 2011, AS AMENDED
AND
FOR THE AMENDMENT OF THE PLEDGE AGREEMENT

2 July 2018

This Agreement for the Adherence by Intelsat Ventures S.à r.l. as a new Plegor and as a new Company and Intelsat Alliance LP as a new Pledgor to the Luxembourg Shares and Beneficiary Certificates Pledge Agreement dated 12 January 2011 (as amended from time to time) and for the Amendment of the Pledge Agreement, dated 2 July 2018 (the “Agreement”), has been entered by and,

BETWEEN:

(1)	The Pledgors set forth in Schedule 1 (together the “Pledgors” and each a “Pledgor”);

(2)
Intelsat Ventures S.à r.l., a société à responsabilité limitée existing under the laws of the Grand Duchy of Luxembourg, having its registered office at 4, rue Albert Borschette, L-1246 Luxembourg and in the process of being registered with the RCS in Luxembourg (“Intelsat Ventures”);

(3)
Intelsat Alliance LP, a limited partnership incorporated under the laws of Delaware, having its registered office at 251 Little Falls Drive, Wilmington, Delaware 19808, United States of America, acting through its general partner Intelsat Genesis GP LLC, a limited liability company incorporated under the laws of Delaware, having its registered office at 251 Little Falls Drive, Wilmington, Delaware 19808, United States of America (“Intelsat Alliance”);

AND

(4)
Wilmington Trust, National Association (as successor by merger to Wilmington Trust FSB), as Collateral Trustee for the Secured Parties together with its successors and assigns in such capacity (the “Collateral Trustee” or the “Pledgee”) pursuant to that certain Collateral Agency and Intercreditor Agreement dated as of 12 January 2011 among Intelsat

(Luxembourg) S.A., Intelsat Jackson Holdings S.A., the other Grantors from time to time party thereto, Bank of America, N.A., each additional First Lien Representative, each Second Lien Representative and the Collateral Trustee (as amended from time to time, the
“Intercreditor Agreement”);

IN THE PRESENCE OF:

(5)	The Companies set forth in Schedule 2 (together the “Companies” and each a “Company”);

WHEREAS:

(A)	On 12 January 2011, the Borrower, the Lenders and Bank of America, N.A. as Administrative Agent, and other agent parties party thereto, entered into the Credit Agreement.

(B)
In relation to the Credit Agreement, a Luxembourg law pledge over shares and beneficiary certificates agreement has been entered into on 12 January 2011 by the Collateral Trustee as pledgee, and inter alia Intelsat Luxembourg and Jackson as pledgors, and inter alia Jackson and Intelsat Operations S.A. as companies; such agreement was thereafter amended by (i) the Luxembourg law agreement dated 31 July 2012 between the Collateral Trustee as pledgee, and inter alia Jackson, Intelsat (Luxembourg) S.A., and Intelsat Corporation for inter alia the adherence by Intelsat Luxembourg Investment S.àr.l. and Intelsat Corporation to the Pledge Agreement, (ii) the Luxembourg law agreement dated 31 January 2013 between the Collateral Trustee as pledgee, and inter alia Jackson, Intelsat (Luxembourg) S.A. and Intelsat Corporation for inter alia the adherence by Intelsat Align to the Pledge Agreement, (iii) the Luxembourg law agreement dated 23 March 2016 between the Collateral Trustee as pledgee, and inter alia Intelsat Operations S.A., Jackson, Intelsat (Luxembourg) S.A., Intelsat Align and Intelsat Corporation providing for Intelsat Operations S.A. to become a pledgor under the Pledge Agreement, (iv) the Luxembourg law Confirmation and Amendment Agreement to the Pledge Agreement referred to below and (v) the Luxembourg law agreement dated 22 December 2016 between the Collateral Trustee as pledgee and inter alia, Jackson, Intelsat (Luxembourg) S.A. and Intelsat Corporation for the adherence by Intelsat Connect Finance S.A. to the Pledge Agreement (as amended from time to time, the “Pledge Agreement”).

(C)
On 24 October 2016, the Pledgors (other than Intelsat Connect Finance S.A., not yet been incorporated at that time), the Collateral Trustee and the Companies entered into a Confirmation and Amendment Agreement to the Pledge Agreement (as defined below) pursuant to which the parties thereto agreed to inter alia (i) amend the definition of “Secured Obligations” in the Pledge Agreement so that it covers “the Credit Facility Obligations and, without duplication, the guarantees by the Issuer and the Guarantors of all Notes Obligations (as defined in the 2024 Indenture) in relation to the 2024 Notes and the guarantees by the Issuer and the Guarantors of all Notes Obligations (as defined in the 2022 Indenture) in relation to the 2022 Notes, any obligations of the Issuer and the Guarantors under any additional notes issued under the 2024 Indenture and the 2022 Indenture, and any other Secured Obligations as defined in the Pledge Agreement to the extent not included in the foregoing” and (ii) confirm that the Pledged Assets (as defined in the Pledge Agreement) pledged pursuant to the relevant Pledge Agreement are and continue to be subject to the relevant Pledge (as defined in the Pledge Agreement), such Pledge securing the Secured Obligations.

(D)
On 1st November 2017, Intelsat Corporation sold all the 7,090,065 preferred redeemable shares it held in Intelsat Operations S.A. (with the pledge thereon) to Jackson which became the sole shareholder of Intelsat Operations S.A. pursuant to an installment sale agreement entered into by and between Jackson as buyer and Intelsat Corporation as seller (the “Sale”). As a consequence, Intelsat Corporation (which converted to Intelsat US LLC on or about the date hereof) is no longer a party to the Pledge Agreement.

(E)
On 3 January 2018, Intelsat Operations S.A. was merged into Jackson (the “Merger”). Hence, Intelsat Operations S.A., as absorbed company, ceased to exist and all of its assets and liabilities were ipso jure transferred to Jackson which became the new sole shareholder of Intelsat Align. As a consequence, Intelsat Operations S.A. is no longer party to the Pledge Agreement.

(F)
Intelsat Ventures is a wholly-owned subsidiary of Jackson and all the 15,000 shares in issue in Intelsat Ventures are held by Jackson (the “New Shares”). The New Shares shall be pledged by Jackson to the Pledgee pursuant to the Pledge Agreement and therefore the Pledge Agreement shall be amended as set forth therein and Intelsat Ventures shall adhere and become party thereto as “Pledgor” and as “Company”.

(G)
Jackson intends to contribute all the 15,000 shares it holds in its wholly-owned subsidiary Intelsat Ventures to Intelsat Alliance (the “Contribution”). Therefore, Intelsat Alliance shall adhere and become party to the Pledge Agreement as “Pledgor”.

NOW THEREFORE IT IS AGREED as follows:

Clause 1.	DEFINITIONS AND INTERPRETATION

1.	Capitalized terms used herein as defined terms shall have the meaning given thereto in the Pledge Agreement and/or the Credit Agreement, unless otherwise defined in the present Agreement, and:

Confirmation and Amendment Agreement to the Pledge Agreement
Means the Luxembourg law confirmation and amendment agreement to the Pledge Agreement dated 24 October 2016 entered into by and between the Collateral Trustee as pledgee, Intelsat (Luxembourg) S.A., Jackson, Intelsat Operations S.A. and Intelsat Corporation as pledgors as well as Jackson, Intelsat Operations S.A. and Intelsat Align as companies;

Intelsat Align
Means Intelsat Align S.à r.l., a société a responsabilité limitée existing under the laws of the Grand Duchy of Luxembourg, having its registered office at 4, rue Albert Borschette, L-1246 Luxembourg, Grand Duchy of Luxembourg and being registered with the RCS under number RCS Luxembourg B174.892;

Jackson or the Borrower
Means Intelsat Jackson Holdings S.A., a société anonyme existing under the laws of Luxembourg, having its registered office at 4, rue Albert Borschette, L-1246 Luxembourg and being registered with the RCS under number RCS Luxembourg B149.959;

RCS	Means the Registre de Commerce et des Sociétés of Luxembourg.

2.	The recitals and Schedules to this Agreement form an integral part hereof.

3.	The Pledgee shall not be responsible for the sufficiency of any terms used herein or any of the reorganization transactions as set out in the recitals of this Agreement and is entering into this
Agreement at the instruction of the Administrative Agent pursuant to the Intercreditor Agreement.

Clause 2.	RELEASE INTELSAT US LLC (formerly INTELSAT CORPORATION)

The Parties agree that Intelsat US LLC shall cease to be party to the Pledge Agreement and be released from all of its obligations thereunder with effect as of the date hereof further to the Sale.

Clause 3.	ADHERENCE, PLEDGE ON NEW SHARES

3.1.	Intelsat Ventures hereby becomes a party to the Pledge Agreement as “Pledgor” and as “Company” (as defined in the Pledge Agreement).

1.
Jackson, in its capacity of sole shareholder of Intelsat Ventures pledges and confirms the pledge as from the date it became the sole shareholder of Intelsat Ventures on all shares of Intelsat Ventures held by it (now or in the future) as Pledged Shares and Related Assets relating thereto pursuant to terms and conditions of the Pledge Agreement and the Pledgee acknowledges and accepts such pledge.

2.
Intelsat Ventures hereby acknowledges the Pledge over the New Shares and Related Assets and undertakes to make due inscription thereof in its register of shareholders. A copy of the register of shareholders showing the inscription of the Pledge shall be delivered by Intelsat Ventures to the Pledgee.

3.	Intelsat Alliance hereby becomes a party to the Pledge Agreement as “Pledgor”.

4.
Intelsat Alliance confirms that, on the effectiveness of the Contribution and the transfer of the New Shares (encumbered by the Pledge thereon) by Jackson to Intelsat Alliance, the New Shares and Related Assets pledged pursuant to the Pledge Agreement are and continue to be subject to the relevant Pledge and the Pledgee acknowledges and accepts such pledge.

5.
Intelsat Ventures hereby acknowledges, on the effectiveness of the Contribution and the transfer of the New Shares (encumbered by the Pledge thereon) by Jackson to Intelsat Alliance, the Pledge over the New Shares and Related Assets and undertakes to make due inscription thereof in its register of shareholders. A copy of the register of shareholders showing the Contribution and the resulting inscription of the Pledge shall be delivered by Intelsat Ventures to the Pledgee.

1.	AMENDMENT PLEDGE AGREEMENT

The parties hereto agree that the Pledge Agreement shall be amended so that (i) the list of Pledgors, and (ii) the list of Companies are updated and consequentially schedule 1 thereto (as amended) is amended and replaced by Schedule 3 of this Agreement and schedule 2 thereto (as amended) is amended and replaced by Schedule 4 of this Agreement.

2.	ADDITIONAL PROVISIONS

1.	The parties hereto agree that Clauses 1.2 and 15 through 19 of the Pledge Agreement are included by way of reference into the present Agreement.

2.	The representations, warranties and undertakings set out in Clause 7 of the Pledge Agreement are deemed to be repeated by the new Pledgor on the date hereof.

3.	RIGHTS OF THE COLLATERAL TRUSTEE

The rights, protections and indemnities granted to the Collateral Trustee under the Intercreditor Agreement and the Pledge Agreement shall apply to any action taken hereunder or in connection herewith to the same extent as provided for under the Intercreditor Agreement and the Pledge Agreement.

4.	COUNTERPARTS

This Agreement may be executed in any number of counterparts and by way of facsimile or scanned PDF exchange of executed signature pages, all of which together shall constitute one and the same Agreement.

Schedule 1

The Existing Pledgors

Intelsat Connect Finance S.A., a société anonyme existing under the laws of the Grand Duchy of Luxembourg, having its registered office at 4, rue Albert Borschette, L-1246 Luxembourg, Grand Duchy of Luxembourg and being registered with the RCS under number RCS Luxembourg B210.760;

Intelsat Jackson Holdings S.A., a société anonyme existing under the laws of the Grand Duchy of Luxembourg, having its registered office at 4, rue Albert Borschette, L-1246 Luxembourg, Grand Duchy of Luxembourg and being registered with the RCS under number RCS Luxembourg B149.959;

Intelsat US LLC (formerly Intelsat Corporation), a limited liability company incorporated under the laws of Delaware having its registered office at 251 Little Falls Drive, Wilmington, Delaware 19808, United States of America.

Schedule 2

The Existing Companies

Intelsat Jackson Holdings S.A., a société anonyme existing under the laws of the Grand Duchy of Luxembourg, having its registered office at 4, rue Albert Borschette, L-1246 Luxembourg, Grand Duchy of Luxembourg and being registered with the RCS under number RCS Luxembourg B149.959;

Intelsat Align S.à r.l., a société a responsabilité limitée existing under the laws of the Grand Duchy of Luxembourg, having its registered office at 4, rue Albert Borschette, L-1246 Luxembourg, Grand Duchy of Luxembourg and being registered with the RCS under number RCS Luxembourg B174.892.

Schedule 3

(in replacement of schedule 1 to the Pledge Agreement)

The Pledgors

Intelsat Connect Finance S.A., a société anonyme existing under the laws of the Grand Duchy of Luxembourg, having its registered office at 4, rue Albert Borschette, L-1246 Luxembourg , Grand Duchy of Luxembourg and being registered with the RCS under number RCS Luxembourg B210.760;

Intelsat Jackson Holdings S.A., a société anonyme existing under the laws of the Grand Duchy of Luxembourg, having its registered office at 4, rue Albert Borschette, L-1246 Luxembourg, Grand Duchy of Luxembourg and being registered with the RCS under number RCS Luxembourg B149.959;

Intelsat Ventures S.à r.l., a société à responsabilité limitée existing under the laws of the Grand Duchy of Luxembourg, having its registered office at 4, rue Albert Borschette, L-1246 Luxembourg, Grand Duchy of Luxembourg and in the process of being registered with the RCS in Luxembourg;

Intelsat Alliance LP, a limited partnership incorporated under the laws of Delaware, having its registered office at 251 Little Falls Drive, Wilmington, Delaware 19808, United States of America, acting through its general partner Intelsat Genesis GP LLC, a limited liability company incorporated under the laws of Delaware, having its registered office at 251 Little Falls Drive, Wilmington, Delaware 19808, United States of America.

Schedule 4

(in replacement of schedule 2 to the Pledge Agreement)

The Companies

Intelsat Jackson Holdings S.A., a société anonyme existing under the laws of the Grand Duchy of Luxembourg, having its registered office at 4, rue Albert Borschette, L-1246 Luxembourg, Grand Duchy of Luxembourg and being registered with the RCS under number RCS Luxembourg B149.959;

Intelsat Align S.à r.l., a société a responsabilité limitée existing under the laws of the Grand Duchy of Luxembourg, having its registered office at 4, rue Albert Borschette, L-1246 Luxembourg, Grand Duchy of Luxembourg and being registered with the RCS under number RCS Luxembourg B174.892;

Intelsat Ventures S.à r.l., a société à responsabilité limitée existing under the laws of the Grand Duchy of Luxembourg, having its registered office at 4, rue Albert Borschette, L-1246 Luxembourg, Grand Duchy of Luxembourg and in the process of being registered with the RCS in Luxembourg.

Signature Page - Agreement for the Adherence by Intelsat Ventures S.à r.l. and Intelsat Alliance LP to the Luxembourg Shares and Beneficiary Certificates Pledge Agreement dated 12 January 2011 (as amended from time to time) and for the Amendment of the Pledge Agreement

IN WITNESS THEREOF the parties hereto have executed this Agreement in one or multiple original counterparts, all of which together evidence the same Agreement, on the day and year first written above.

The Pledgors:

Intelsat Connect Finance S.A.

By: /s/ Franz Russ
Name: Franz Russ
Title: Director

Intelsat Jackson Holdings S.A.

By: /s/ Franz Russ
Name: Franz Russ
Title: Director

Intelsat Ventures S.à r.l.

By: /s/ Franz Russ
Name: Franz Russ
Title: Manager

Intelsat Alliance LP acting through its general partner Intelsat Genesis GP LLC

By: /s/ Sajid Ajmeri
Name: Sajid Ajmeri
Title: VP, Corporate & Securities & Assistant Secretary

Intelsat US LLC (formerly Intelsat Corporation)

By: /s/ Sajid Ajmeri
Name: Sajid Ajmeri
Title: VP, Corporate & Securities & Assistant Secretary

Signature Page - Agreement for the Adherence by Intelsat Ventures S.à r.l, and Intelsat Alliance LP to the Luxembourg Shares and Beneficiary Certificates Pledge Agreement dated 12 January 2011 (as amended from time to time) and for the Amendment of the Pledge Agreement

IN WITNESS THEREOF the parties hereto have executed this Agreement in one or multiple original counterparts, all of which together evidence the same Agreement, on the day and year first written above.

The Pledgee:
Wilmington Trust, National Association, as Collateral Trustee
By: /s/ Joshua G. James
Name:Joshua G. James
Title:Vice President

Signature Page - Agreement for the Adherence by Intelsat Ventures S.à r.l, and Intelsat Alliance LP to the Luxembourg Shares and Beneficiary Certificates Pledge Agreement dated 12 January 2011 (as amended from time to time) and for the Amendment of the Pledge Agreement

IN WITNESS THEREOF the parties hereto have executed this Agreement in one or multiple original counterparts, all of which together evidence the same Agreement, on the day and year first written above.

Intelsat Ventures (as a new “Company”) acknowledges and expressly accepts, and each of the Existing Companies hereby confirms its acknowledgment and acceptance of, (i) the security interest constituted by the Pledge Agreement, (ii) the terms of clause 2.2 of the Pledge Agreement, and (iii) the directions contained in clause 3.2.1 and 3.2.2 of the Pledge Agreement. Intelsat Ventures (as a new “Company”) acknowledges and expressly accepts, and each of the Existing Companies re-confirms (i) that it will provide the required assistance in respect of the perfection of the Pledge to the extent required under the Pledge Agreement and requested by the Pledgee and (ii) that upon the occurrence of a Triggering Event that is continuing, it shall perform as directed by the Pledgee to the extent required under the Pledge Agreement.

The Companies:

Intelsat Jackson Holdings S.A.

By: /s/ Franz Russ
Name: Franz Russ
Title: Director

Intelsat Align S.à r.l.

By: /s/ Franz Russ
Name: Franz Russ
Title: Manager

Intelsat Ventures S.à r.l.

By: /s/ Franz Russ
Name: Franz Russ
Title: Manager